Banc of America Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                 RASC 2003-KS10
                       LOANS WITH CURRENT BALANCE >= $500K
                            COLLATERAL SUMMARY REPORT


Banc of America Securities
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.




1. CURRENT BALANCE

========================================
                               % OF
                PRINCIPAL   PRINCIPAL
CURRENT BALANCE  BALANCE     BALANCE
========================================
========================================
450,001 -       500,000.00       18.48%
500,000
========================================
========================================
500,001 -       1,034,250.00      38.22
550,000
========================================
========================================
550,001 -       1,172,000.00      43.31
600,000
========================================
========================================
TOTAL:          2,706,250.00    100.00%
========================================




2. INTEREST RATE

====================================
             PRINCIPAL     % OF
INTEREST      BALANCE    PRINCIPAL
RATE                      BALANCE
====================================
====================================
5.001 -      1,606,250.00    59.35%
6.000
====================================
====================================
6.001 -      600,000.00       22.17
7.000
====================================
====================================
7.001 -      500,000.00       18.48
8.000
====================================
====================================
TOTAL:       2,706,250.00   100.00%
====================================





3. CREDIT SCORE

====================================
             PRINCIPAL     % OF
CREDIT SCORE  BALANCE   PRINCIPAL
                         BALANCE
====================================
====================================
650 - 699    1,092,000.00    40.35%
====================================
====================================
600 - 649    1,114,250.00     41.17
====================================
====================================
550 - 599    500,000.00       18.48
====================================
====================================
TOTAL:       2,706,250.00   100.00%
====================================








4. LOAN PURPOSE

=======================================
               PRINCIPAL      % OF
LOAN PURPOSE    BALANCE    PRINCIPAL
                            BALANCE
=======================================
=======================================
Equity         2,106,250.00     77.83%
Refinance
=======================================
=======================================
Purchase       600,000.00        22.17
=======================================
=======================================
TOTAL:         2,706,250.00    100.00%
=======================================




5. PROPERTY TYPE

=======================================================
                               PRINCIPAL      % OF
PROPERTY TYPE                   BALANCE    PRINCIPAL
                                            BALANCE
=======================================================
=======================================================
Single-family detached         1,686,250.00     62.31%
=======================================================
=======================================================
Planned Unit Developments      1,020,000.00      37.69
(detached)
=======================================================
=======================================================
TOTAL:                         2,706,250.00    100.00%
=======================================================




6. STATE

===================================
           PRINCIPAL      % OF
STATE       BALANCE    PRINCIPAL
                        BALANCE
===================================
===================================
California 1,592,000.00     58.83%
===================================
===================================
New Jersey 600,000.00        22.17
===================================
===================================
Minnesota  514,250.00        19.00
===================================
===================================
TOTAL:     2,706,250.00    100.00%
===================================




7. OCCUPANCY STATUS

========================================
                 PRINCIPAL     % OF
OCCUPANCY STATUS  BALANCE    PRINCIPAL
                              BALANCE
========================================
========================================
Primary          2,706,250.00   100.00%
Residence
========================================
========================================
TOTAL:           2,706,250.00   100.00%
========================================








8. DOCUMENTATION

=========================================
                 PRINCIPAL      % OF
DOCUMENTATION     BALANCE    PRINCIPAL
                              BALANCE
=========================================
=========================================
Full             2,706,250.00    100.00%
Documentation
=========================================
=========================================
TOTAL:           2,706,250.00    100.00%
=========================================




9. ORIGINAL CLTV

======================================
               PRINCIPAL     % OF
ORIGINAL CLTV   BALANCE    PRINCIPAL
                            BALANCE
======================================
======================================
60.1 - 70.0    520,000.00      19.21%
======================================
======================================
70.1 - 75.0    600,000.00       22.17
======================================
======================================
80.1 - 85.0    1,086,250.00     40.14
======================================
======================================
85.1 - 90.0    500,000.00       18.48
======================================
======================================
TOTAL:         2,706,250.00   100.00%
======================================




10. PREPAYMENT PENALTY TERM

===============================================
                       PRINCIPAL      % OF
PREPAYMENT PENALTY      BALANCE    PRINCIPAL
TERM                                BALANCE
===============================================
===============================================
0                      600,000.00       22.17%
===============================================
===============================================
24                     2,106,250.00      77.83
===============================================
===============================================
TOTAL:                 2,706,250.00    100.00%
===============================================